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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Klaus Moeller, Chief Executive Officer of Genius Products, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

         (1) the Registrant's Quarterly Report on Form 10-QSB/A of the Registrant for the period ended September 30, 2004 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 23, 2004                By: /s/ Klaus Moeller
                                            ------------------------------------
                                            Klaus Moeller
                                            Chief Executive Officer